UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2007

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RELM Wireless Corporation

(Exact name of registrant as specified in its charter)

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Nevada	000-07336	59-34862971
(State or other jurisdiction of incorporation)	Commission File No.)	(IRS Employer Identification No.)

7100 Technology Drive, West Melbourne, FL, 32904

(Address of principal executive offices and zip code)

(321) 984-1414

Registrant’s telephone number, including area code

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b) )

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c) )

Item 1.01

Entry into a Material Definitive Agreement.

On September 28, 2007, RELM Wireless Corporation (the “Registrant”), RELM Communications, Inc., the Registrant’s wholly-owned subsidiary, and Silicon Valley Bank, as lender, entered into a Consent and Seventh Amendment to Loan and Security Agreement (the “Amendment”) to the Loan and Security Agreement dated August 29, 2003, as amended, by and among the parties, pursuant to which the Registrant maintains a secured revolving credit facility with borrowing availability of up to $3,500,000. The Amendment (i) reduces the amount of the “Tangible Net Worth” covenant contained in the Loan and Security Agreement (as previously amended) to $25,000,000 from $28,000,000 and (ii) constitutes the lender’s consent to the Registrant’s payment of a one-time special cash dividend of $0.50 per share of its common stock by not later than November 30, 2007, so long as at the time of the payment of such dividend no “Event of Default” exists under the secured revolving credit facility or would result thereunder from the payment of such dividend.

As described in Item 8.01 below, the Registrant announced on October 1, 2007 that its Board of Directors authorized and declared such a dividend.

As of September 28, 2007, there were no borrowings outstanding under the secured revolving credit facility. The secured revolving credit facility expires on January 1, 2008.

The foregoing summary of the Amendment is qualified in its entirety by reference to the Amendment filed herewith as Exhibit 10.1 and incorporated herein by this reference.

Item 8.01

Other Events.

On October 1, 2007, the Registrant announced that its Board of Directors authorized and declared a special cash dividend of $0.50 per share of common stock to be paid on October 22, 2007 to shareholders of record on October 10, 2007. The declaration and payment of future cash dividends, if any, is subject to the Board of Director’s discretion and final determination based upon its consideration of the Registrant’s operating results, financial condition and anticipated capital requirements, as well as such other factors it may deem relevant.

A copy of the press release issued by the Registrant concerning the special cash dividend is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit Number	Description
10.1	Consent and Seventh Amendment to Loan and Security Agreement entered into as of September 28, 2007 by and among RELM Wireless Corporation, RELM Communications, Inc. and Silicon Valley Bank
99.1	Press Release of the RELM Wireless Corporation dated October 1, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELM WIRELESS CORPORATION
(Registrant)

By:	/s/ WILLIAM P. KELLY
William P. Kelly Executive Vice President and Chief Financial Officer

Date: October 1, 2007

EXHIBIT INDEX

Exhibit Number	Description
10.1	Consent and Seventh Amendment to Loan and Security Agreement entered into as of September 28, 2007 by and among RELM Wireless Corporation, RELM Communications, Inc. and Silicon Valley Bank
99.1	Press Release of the RELM Wireless Corporation dated October 1, 2007